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Exhibit 10.15

Ford Motor Credit Company
The American Road
P.O. Box 6044
Dearborn, MI 48121

February 5, 2003

VIA FACSIMILE: (203) 356-4455

Asbury Automotive Group, Inc.
Asbury Automotive Group Holdings, Inc.
Asbury Automotive Group L.L.C.
3 Landmark Square, Suite 500
Stamford, Connecticut 06901
Attn: Mr. Thomas F. Gilman

Re:	Credit Agreement dated as of January 17, 2001 (the "Credit Agreement"), between Asbury Automotive Group, Inc., Asbury Automotive Group Holdings, Inc., Asbury Automotive Group L.L.C. (individually and collectively, the "Borrower"), Ford Motor Credit Company, as agent (in such capacity, the "Agent"), and Ford Motor Credit Company, DaimlerChrysler Services North America LLC, successor in interest (via merger) to Chrysler Financial Company, L.L.C., General Motors Acceptance Corporation and the other lenders under the Credit Agreement from time to time, as amended, restated or modified from time to time (collectively, the "Lenders")

        Reference is made to the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

        Borrower has advised Agent that its Fixed Charge Coverage Ratio ("FCCR") as of December 31, 2002 was 1.09:1. Pursuant to Section 5.4(B) of the Credit Agreement, Borrower must maintain a FCCR of least 1.20:1, determined as of the last day of each fiscal quarter. A FCCR of 1.09:1 constitutes an Event of Default under Section 6.1(b) of the Credit Agreement and such Event of Default gives rise to cross defaults under Section 6.1(e) of the Credit Agreement (the "FCCR Default"). Borrower has requested a waiver of the FCCR Default for the fiscal quarter ending December 31, 2002 and a waiver of such requirement through January 1, 2004. In reliance upon the representations, warranties and undertakings provided by Borrower by which Borrower has requested such waiver, each of the Lenders, by signing below, hereby waives the FCCR Default for Borrower's fiscal quarter ending December 31, 2002 and waives the requirements of Section 5.4 (B) from January 1, 2003 through January 1, 2004 ("Grace Period") as set forth herein.

        The effectiveness of this waiver letter (this "Letter") is subject to satisfaction of the following conditions precedent:

  1.
  Borrower shall have delivered to Agent on or before 5 p.m. on February 6, 2003 (the "Waiver Deadline Date"), a duly authorized and executed counterpart of this Letter signed by Borrower and each of the Guarantors.

  2.
  Other than the FCCR Default, the representations and warranties of Borrower and the Guarantors contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Letter and on and as of the Waiver Deadline Date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and except for representations and warranties relating to defaults under any material agreements resulting solely from the FCCR Default.

  3.
  Other than the FCCR Default, no Unmatured Default or Event of Default exists as of the date of this Letter or on and as of the Waiver Deadline Date.

        Notwithstanding anything contained herein to the contrary, the Grace Period shall immediately terminate if (1) any Unmatured Default or Event of Default (other than the FCCR Default) occurs; (2) Borrower fails to deliver to Agent on or before 5 p.m. on March 7, 2003 ("Waiver Deadline"), a waiver from any applicable Person of any default, termination or abridgement of rights under any other document, instrument or agreement entered into by any Borrower or Guarantor with such Person that exists or that could exist or occur (after this Letter is in effect) as a result of the FCCR Default, the waiver of such FCCR Default described herein or the waiver of the FCCR requirement described above during the Grace Period; or (3) Borrower's FCCR is: (a) below 1.05:1 as of January 31, 2003; (b) below the greater of (i) 1.09 and (ii) Borrower's actual January 31, 2003 FCCR, as of February 28, 2003 and (c) thereafter, to the extent Borrower's FCCR improves as of the last day of any calendar month during the remainder of the Grace Period for the twelve month period ending on such day, at any such day after such improvement, less than the increased amount, but in no event shall Borrower's FCCR be less than 1.09:1 if FCCR has not improved during the Grace Period. Notwithstanding the foregoing, the Grace Period shall automatically terminate if, at any time, on or before the Waiver Deadline, Borrower fails to diligently pursue the waivers required under clause (2) above or any Person indicates any such other waiver shall not be given. For purposes of clause (2), agreements shall not include those agreements under which Borrower's total indebtedness is $100,000.00 or less ("Exempt Agreements"); provided, however, the aggregate indebtedness under such Exempt Agreements shall not exceed $500,000.00. The parties hereto agree that any waiver required by this paragraph with respect to the Lenders and their respective financial subsidiaries and affiliates shall be deemed to have been delivered as required by this paragraph by virtue of the fifth to last paragraph of this letter.

        In consideration for the waiver under this Letter and for so long as the Grace Period remains in effect, Borrower and Lenders agree that:

  1.
  Borrower shall not be entitled to receive any Advances under the Credit Agreement until all of the Lenders are reasonably satisfied that Borrower has a FCCR of 1.05:1 as of January 31, 2003. Thereafter, Borrower shall be able to request and receive Cash Management Advances and Borrower shall be entitled to repay Cash Management Advances, all as further set forth in the Credit Agreement.

  2.
  Borrower shall not make any Acquisitions without the prior written consent of the Lenders.

  3.
  Borrower shall not request, and Lenders shall not make, any Working Capital Advances.

  4.
  Borrower shall continue the suspension of its stock repurchase program(s).

  5.
  Each Borrowing Notice submitted by Borrower shall be accompanied by a worksheet, certified as true and correct by Borrower's CFO, certifying, to the best of his knowledge, Borrower's current FCCR (using Borrower's FCCR for the twelve-month period ending on the last day of the prior calendar month and giving effect to the borrowing under the Borrowing Notice and any other events reasonably expected to occur on, before and after the borrowing date which would affect Borrower's FCCR).

  6.
  On or before the 15th day of each month, Borrower shall provide each of the Lenders with a report, certified as true and correct by Borrower's CFO, containing the following information:

  (a)
  twelve-month compliance calculations for each financial covenant under the Credit Agreement (as of, and for the twelve-month period ending on, the last day of the prior calendar month, as applicable); and

  (b)
  forward-looking compliance calculations for each financial covenant under the Credit Agreement (minimum six month forecast).

  7.
  Interest shall accrue at the Default Rate.

        The parties hereto expressly agree that the Grace Period shall automatically terminate, and items 1 through 7 of the preceding paragraph shall cease to be applicable, upon Borrower obtaining a FCCR of 1.20:1 or greater at any month end during the Grace Period and thereafter the terms of the Credit Agreement shall be in full force and effect.

        Further, to the extent the FCCR Default or the waiver of the FCCR requirement under the Credit Agreement during the Grace Period has caused, or will cause, Borrower and its subsidiaries to default under its various financing arrangements with any of the respective Lenders and their finance subsidiaries or affiliates (including any default thereunder by reason of such financing arrangements incorporating Section 5.4(B) of the Credit Agreement), each Lender and their respective finance subsidiaries and affiliates hereby waive such default for the quarter ending December 31, 2002 and any other quarter ending during the Grace Period, so long as the Grace Period has not terminated.

        Borrower and each of the Guarantors (collectively the "Releasors"), for themselves, their attorneys, directors, officers, employees, agents, successors, heirs, executors, administrators and assigns, hereby release and discharge, and agree that the Releasors will not pursue, any and all complaints, claims, charges, actions and causes of action, whether in law or in equity, which the Releasors assert or could assert at common law or under any statute, rule, regulation, order or law, whether federal, state or local, on any ground whatsoever, whether or not known, liquidated, contingent or matured, with respect to any event, claim, occurrence or damages of every kind or nature whatsoever, arising out of or associated with this Letter against Agent or Lenders or any of its directors, officers, finance affiliates, agents, representatives, attorneys, finance subsidiaries, successors and assigns (collectively, the "Releasees").

        This Letter shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages as well as those that are now disclosed. By executing this Letter, the Releasees do not admit any liability whatsoever to the Releasors or to any other person or entity arising out of any claims heretofore or hereafter asserted by the Releasors or other person or entity, and the Releasees expressly deny any and all such liability. This Letter may not be used as evidence to prove any alleged wrong in any action brought or proceeding initiated by the Releasors or any other person or entity against any of the Releasees.

        This Letter embodies the entire agreement and understanding among the Borrower, each Guarantor, the Agent and the Lenders with respect to matters covered by this Letter, and this Letter supersedes all prior agreements and understandings between the Borrower, each Guarantor, the Agent and the Lenders relating to the subject matter thereof.

        This Letter shall be limited precisely as written and nothing contained herein shall be deemed to constitute a waiver of any breach, default, Unmatured Default or Event of Default or a waiver of future compliance with any other term or condition contained in the Credit Agreement, any of the other Loan Documents or other agreements with the Lenders and/or their respective finance subsidiaries or affiliates except as specifically provided herein. Agent and each of the Lenders expressly reserve any and all rights any of them may have under the Credit Agreement, any other Loan Documents or any other agreements with the Lender and/or their respective finance subsidiaries or affiliates arising out of or in connection with any Unmatured Default or Event of Default thereunder and not specifically waived herein.

[Remainder of page intentionally left blank]

        This Letter may be executed by each party hereto upon a separate copy, and in such case one counterpart of this Letter shall consist of enough of such copies to reflect the signatures of all of the parties to this Letter. This Letter may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Letter or its terms to produce or account for more than one of such counterparts. A facsimile copy of a signature page of this letter shall be deemed an original for all purposes.

FORD MOTOR CREDIT COMPANY, as Agent, as Lender, floor plan lender and mortgagee
By:	/s/ JANET B. TORONSKI
Janet B. Toronski Director, Major Accounts
DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC as successor in interest (via merger) to CHRYSLER FINANCIAL COMPANY, L.L.C., as a Lender, floor plan lender and mortgagee
By:	/s/ R.D. KNIGHT
Name: R.D. Knight Title: Vice President
GENERAL MOTORS ACCEPTANCE CORPORATION, as a Lender, floor plan lender and mortgagee
By:	/s/ J.G. MCLEOD
Name: J.G. McLeod Title: Vice President, National Accounts

Accepted and Agreed:
ASBURY AUTOMOTIVE GROUP L.L.C.
By:	/s/ THOMAS F. GILMAN
Name: Thomas F. Gilman Title: Sr. Vice President & CFO.
ASBURY AUTOMOTIVE GROUP HOLDINGS, INC.
By:	/s/ THOMAS F. GILMAN
Name: Thomas F. Gilman Title: Sr. Vice President & CFO
ASBURY AUTOMOTIVE GROUP, INC.
By:	/s/ THOMAS F. GILMAN
Name: Thomas F. Gilman Title: Sr. Vice President & CFO
ON BEHALF OF EACH GUARANTOR:
By:	/s/ THOMAS F. GILMAN
Name: Thomas F. Gilman Title: Sr. Vice President & CFO

REAFFIRMATION OF GUARANTY

                              February 5, 2003

        The undersigned guarantors (collectively, the "Guarantor") confirm and restate each such Guarantor's liabilities, obligations and agreements under the guaranty or guaranties by the undersigned of the indebtedness and obligations of ASBURY AUTOMOTIVE GROUP L.L.C., a Delaware limited liability company, ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation, and ASBURY AUTOMOTIVE GROUP HOLDINGS, INC., a Delaware corporation, (individually and collectively, the "Borrower") to the Lenders and the Agent, under the Credit Agreement dated as of January 17, 2001 (as may be amended, restated, or modified from time to time the "Credit Agreement"), and acknowledges and agrees that every right, power and remedy of Lender thereunder is in full force and effect, including without limitation, such right, powers and remedies relating to the Credit Agreement and the payment of the indebtedness and the performance of the obligations thereunder. Without limiting the foregoing, Guarantor intends by execution and delivery of this Reaffirmation of Guaranty to absolutely, irrevocably and unconditionally reaffirm Guarantor's guaranty to Lender and Agent of (i) the due and punctual payment of the indebtedness due and payable under the Credit Agreement and (ii) the performance by Borrower of the obligations under the Agreement. Guarantor acknowledges and declares that Guarantor has no defense, claim, charge, plea or set-off whatsoever in law or equity against the Lenders, the Agent, the guaranty or guaranties, the Credit Agreement or any other instrument or document executed by Guarantor or Borrower in connection with the Credit Agreement. Guarantor waives and releases any and all defenses which might accrue to Guarantor by the execution of the Credit Agreement.

        Guarantor has executed this Reaffirmation of Guaranty as of the date first above written.

AF Motors, L.L.C.
ALM Motors, L.L.C.
ANL, L.P.
Asbury Atlanta AC L.L.C.
Asbury Atlanta AU L.L.C.
Asbury Atlanta Chevrolet L.L.C.
Asbury Atlanta Hon L.L.C.
Asbury Atlanta Infiniti L.L.C.
Asbury Atlanta Jaguar L.L.C.
Asbury Atlanta Lex L.L.C.
Asbury Automotive Arkansas Dealership Holdings L.L.C.
Asbury Automotive Arkansas L.L.C.
Asbury Automotive Atlanta L.L.C.
Asbury Automotive Brandon, L.P.
Asbury Automotive Central Florida, L.L.C.
Asbury Automotive Deland, L.L.C.
Asbury Automotive Financial Services, Inc.
Asbury Automotive Jacksonville GP L.L.C.
Asbury Automotive Jacksonville, L.P.
Asbury Automotive Management L.L.C.
Asbury Automotive Mississippi
Asbury Automotive North Carolina Dealership Holdings L.L.C.
Asbury Automotive North Carolina L.L.C.
Asbury Automotive North Carolina Management L.L.C.
Asbury Automotive North Carolina Real Estate Holdings L.L.C.
Asbury Automotive Oregon L.L.C.
Asbury Automotive Oregon Management L.L.C.

Asbury Automotive San Diego L.L.C.
Asbury Automotive St. Louis, L.L.C.
Asbury Automotive Tampa GP L.L.C.
Asbury Automotive Tampa, L.P.
Asbury Automotive Texas Holdings L.L.C.
Asbury Automotive Texas L.L.C.
Asbury Automotive Texas Real Estate Holdings, L.P, (formerly McDavid Communications, L.P.)
Asbury Automotive Used Car Centers
Asbury Automotive Used Car Centers Texas GP L.L.C.
Asbury Automotive Used Car Centers Texas L.P.
Asbury Deland Imports 2, L.L.C.
Asbury Insurance Company, Ltd.
Asbury Jax Holdings, L.P.
Asbury Jax Management L.L.C.
Asbury MS Gray-Daniels L.L.C.
Asbury MS Metro L.L.C.
Asbury MS Wimber L.L.C.
Asbury St. Louis Cadillac L.L.C.
Asbury St. Louis Gen L.L.C.
Asbury St. Louis Lex L.L.C.
Asbury St. Louis LR L.L.C.
Asbury Tampa Management L.L.C.
Asbury Texas Management L.L.C.
Asbury-Deland Imports, L.L.C.
Atlanta Real Estate Holdings L.L.C.
Avenue Motors, Ltd.
Bayway Financial Services, L.P.
C&O Properties, Ltd.
Camco Finance II L.L.C.
Camco Finance L.L.C.
CFP Motors, Ltd.
CH Motors, Ltd.
CHO Partnership, Ltd.
CK Chevrolet L.L.C.
CK Motors L.L.C.
CN Motors, Ltd.
Coggin Automotive Corp.
Coggin Cars L.L.C.
Coggin Chevrolet L.L.C.
Coggin Management, L.P.
Coggin Orlando Properties L.L.C.
CP-GMC Motors, Ltd.
Crown Acura/Nissan, LLC
Crown Battleground L.L.C.
Crown CHH L.L.C.
Crown CHV L.L.C.
Crown Dodge, LLC
Crown FDO L.L.C.
Crown FFO Holdings L.L.C.
Crown FFO L.L.C.
Crown Fordham L.L.C.

Crown GAC L.L.C.
Crown GAU L.L.C.
Crown GBM L.L.C.
Crown GCA L.L.C.
Crown GCH L.L.C.
Crown GDO L.L.C.
Crown GHO L.L.C.
Crown GKI L.L.C.
Crown GMI L.L.C.
Crown GNI L.L.C.
Crown GPG,L.L.C.
Crown GVO L.L.C.
Crown Honda, LLC
Crown Honda-Volvo, LLC
Crown Mitsubishi, LLC
Crown Motorcar Company L.L.C.
Crown Raleigh L.L.C.
Crown RIA L.L.C.
Crown RIB L.L.C.
Crown RIS L.L.C.
Crown Royal Pontiac, LLC
Crown RPG L.L.C.
CSA Imports L.L.C.
Damerow Ford Co.
Dealer Profit Systems L.L.C.
Escude-D L.L.C.
Escude-M L.L.C.
Escude-MO L.L.C.
Escude-NN L.L.C.
Escude-NS L.L.C.
Escude-T L.L.C.
HFP Motors L.L.C.
Hope CPD L.L.C.
Hope FLM L.L.C.
KP Motors L.L.C.
McDavid Auction, L.P.
McDavid Austin-Acra, L.P.
McDavid Frisco-Hon, L.P.
McDavid Grande, L.P.
McDavid Houston-Hon, L.P.
McDavid Houston-Kia, L.P.
McDavid Houston-Niss, L.P.
McDavid Houston-Olds, L.P.
McDavid Irving-Hon, L.P.
McDavid Irving-PB&G, L.P.
McDavid Irving-Zuk, L.P.
McDavid Outfitters, L.P.
McDavid Plano-Acra, L.P.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.

Plano Lincoln-Mercury, Inc.
Precision Computer Services, Inc.
Precision Enterprises Tampa, Inc.
Precision Infiniti, Inc.
Precision Motorcars, Inc.
Precision Nissan, Inc.
Premier LM L.L.C.
Premier NSN L.L.C.
Premier Pon L.L.C.
Prestige Bay L.L.C.
Prestige TOY L.L.C.
RER Properties, LLC
RWIJ Properties, LLC
Spectrum Insurance Services L.L.C.
Tampa Hund, L.P.
Tampa Kia, L.P.
Tampa LM, L.P.
Tampa Mit, L.P.
Tampa Suzu, L.P.
Thomason Auto Credit Northwest, Inc.
Thomason Dam L.L.C.
Thomason FRD L.L.C.
Thomason Hon L.L.C.
Thomason Hund L.L.C.
Thomason Maz L.L.C.
Thomason Niss L.L.C.
Thomason on Canyon, L.L.C.
Thomason Outfitters L.L.C.
Thomason Pontiac-GMC L.L.C.
Thomason Sub L.L.C.
Thomason Suzu L.L.C.
Thomason TY L.L.C.
Thomason Zuk L.L.C.
TXK CPD, L.P.
TXK FRD, L.P.
TXK L.L.C.
WMZ Brandon Motors, L.P.
WMZ Motors, L.P.
WTY Motors, L.P.

By:	/s/ THOMAS F. GILMAN		(seal)

	Name:	Thomas F. Gilman
	Title:	Vice President

[SIGNATURE PAGE TO REAFF GUARANTY]

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  Exhibit 10.15
REAFFIRMATION OF GUARANTY